

                                                     Chase Manhattan Bank USA, N.A.
                                                  Monthly Certificateholder's Statement

                                                     Chase Credit Card Master Trust
                                                              Series 1995-1
                                                                                                          Distribution Date:11/16/98

Section 5.2 - Supplement                                         Class A         Class B         Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                                     0.00    62,500,000.00    26,785,714.29        89,285,714.29

(ii)  Monthly Interest Distributed                                      0.00       313,810.56       137,109.29           450,919.84
      Deficiency Amounts                                                0.00             0.00                                  0.00
      Additional Interest                                               0.00             0.00                                  0.00
      Accrued and Unpaid Interest                                                                         0.00                 0.00

(iii) Collections of Principal Receivables                              0.00     7,178,405.21     3,076,459.38        10,254,864.58

(iv)  Collections of Finance Charge Receivables                         0.00       995,393.08       426,597.03         1,421,990.11

(v)   Aggregate Amount of Principal Receivables                                                                   16,078,898,279.97



                                             Investor Interest          0.00    62,500,000.00    26,785,714.29        89,285,714.29
                                             Adjusted Interest          0.00    62,500,000.00    26,785,714.29        89,285,714.29

                                                 Series
      Floating Investor Percentage                     0.56%           0.00%           70.00%           30.00%               100.00%
      Fixed Investor Percentage                        5.55%          84.00%            7.00%            9.00%               100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.07%
              30 to 59 days                                                                                                    1.59%
              60 to 89 days                                                                                                    1.09%
              90 or more days                                                                                                  2.25%
                                             Total Receivables                                                               100.00%

(vii) Investor Default Amount                                           0.00       355,156.90       152,210.10           507,367.00

(viii)Investor Charge-Offs                                              0.00             0.00             0.00                 0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00             0.00

(x)   Servicing Fee                                                     0.00        52,083.33        22,321.43            74,404.76

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          12.29%

(xii) Reallocated Monthly Principal                                                      0.00             0.00                 0.00

(xiii)Closing Investor Interest (Class A Adjusted)                      0.00             0.00             0.00                 0.00

(xiv) LIBOR                                                                                                                 5.40859%

(xv)  Principal Funding Account Balance                                                                                        0.00

(xvi) Accumulation Shortfall                                                                                                   0.00

(xvii)Principal Funding Investment Proceeds                                                                                    0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                                 ===================

(xix) Available Funds                                                   0.00       943,309.75       404,275.61         1,347,585.35

(xx)  Certificate Rate                                              5.52859%         5.64859%         5.75859%

------------------------------------------------------------------------------------------------------------------------------------

                                                     Chase Manhattan Bank USA, N.A.
                                                  Monthly Certificateholder's Statement

                                                      Chase Credit Card Master Trust
                                                              Series 1995-2
                                                                                                         Distribution Date: 11/16/98

Section 5.2 - Supplement                                          Class A          Class B         Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                       0.00             0.00           0.00               0.00

(ii)    Monthly Interest Distributed                                3,115,000.00       181,245.17     246,429.72       3,542,674.89
        Deficiency Amounts                                                  0.00             0.00                              0.00
        Additional Interest                                                 0.00             0.00                              0.00
        Accrued and Unpaid Interest                                                                         0.00               0.00

(iii)   Collections of Principal Receivables                       68,912,690.00     3,915,389.34   5,481,795.66      78,309,875.00

(iv)    Collections of Finance Charge Receivables                   9,555,773.55       542,927.20     760,132.83      10,858,833.58

(v)     Aggregate Amount of Principal Receivables                                                                 16,078,898,279.97

                                              Investor Interest   600,000,000.00    34,090,000.00  47,728,181.82     681,818,181.82
                                              Adjusted Interest   600,000,000.00    34,090,000.00  47,728,181.82     681,818,181.82

                                                   Series
        Floating Investor Percentage                      4.24%           88.00%            5.00%          7.00%             100.00%
        Fixed Investor Percentage                         4.24%           88.00%            5.00%          7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.07%
                30 to 59 days                                                                                                  1.59%
                60 to 89 days                                                                                                  1.09%
                90 or more days                                                                                                2.25%
                                                                                                                  ------------------
                                                 Total Receivables                                                           100.00%

(vii)   Investor Default Amount                                     3,409,506.26       193,716.78     271,215.89       3,874,438.93

(viii)  Investor Charge-Offs                                                0.00             0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                          0.00             0.00           0.00

(x)     Servicing Fee                                                 500,000.00        28,408.33      39,773.48         568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.29%

(xii)   Reallocated Monthly Principal                                                        0.00           0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)              600,000,000.00    34,090,000.00  47,728,181.82     681,818,181.82

(xiv)   LIBOR                                                                                                               5.40859%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                     ===============

(xix)   Available Funds                                             9,055,773.55       514,518.87     720,359.34      10,290,651.76

(xx)    Certificate Rate                                                6.23000%         6.38000%       5.80859%

------------------------------------------------------------------------------------------------------------------------------------

                                                 Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                          Series 1995-3
                                                                                                       Distribution Date:  11/16/98

Section 5.2 - Supplement                                      Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                  0.00            0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                           2,336,250.00      136,149.60      179,447.56            2,651,847.16
        Deficiency Amounts                                             0.00            0.00                                    0.00
        Additional Interest                                            0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)   Collections of Principal Receivables                  51,684,517.50    2,936,599.43    4,111,289.32           58,732,406.25

(iv)    Collections of Finance Charge Receivables              7,166,830.16      407,203.36      570,091.66            8,144,125.19

(v)     Aggregate Amount of Principal Receivables                                                                 16,078,898,279.97

                                          Investor Interest  450,000,000.00   25,568,000.00   35,795,636.36          511,363,636.36
                                          Adjusted Interest  450,000,000.00   25,568,000.00   35,795,636.36          511,363,636.36

                                                 Series
        Floating Investor Percentage                  3.18%          88.00%           5.00%           7.00%                 100.00%
        Fixed Investor Percentage                     3.18%          88.00%           5.00%           7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.07%
                30 to 59 days                                                                                                 1.59%
                60 to 89 days                                                                                                 1.09%
                90 or more days                                                                                               2.25%
                                                                                                                ------------------
                                                  Total Receivables                                                         100.00%

(vii)   Investor Default Amount                                2,557,129.69      145,290.43      203,409.08            2,905,829.20

(viii)  Investor Charge-Offs                                           0.00            0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00            0.00

(x)     Servicing Fee                                            375,000.00       21,306.67       29,829.70              426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.29%

(xii)   Reallocated Monthly Principal                                                  0.00            0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         450,000,000.00   25,568,000.00   35,795,636.36          511,363,636.36

(xiv)   LIBOR                                                                                                              5.40859%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                  ==================

(xix)   Available Funds                                        6,791,830.16      385,896.70      540,261.96            7,717,988.82

(xx)    Certificate Rate                                           6.23000%        6.39000%        5.93359%

----------------------------------------------------------------------------------------------------------------------------------

                                             Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                     Series 1996-1
                                                                                                Distribution Date: 11/16/98

Section 5.2 - Supplement                              Class A        Class B       Collateral                     Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00           0.00           0.00                     0.00

(ii)    Monthly Interest Distributed                   3,237,500.00     189,248.43     287,499.62             3,714,248.06
        Deficiency Amounts                                     0.00           0.00                                    0.00
        Additional Interest                                    0.00           0.00                                    0.00
        Accrued and Unpaid Interest                                                          0.00                     0.00

(iii)   Collections of Principal Receivables          80,398,138.34   4,567,992.51   6,395,389.99            91,361,520.84

(iv)    Collections of Finance Charge Receivables     11,148,402.48     633,420.38     886,816.33            12,668,639.18

(v)     Aggregate Amount of Principal Receivables                                                        16,078,898,279.97

                                  Investor Interest  700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45
                                  Adjusted Interest  700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

                                            Series
        Floating Investor Percentage           4.95%         88.00%          5.00%          7.00%                  100.00%
        Fixed Investor Percentage              4.95%         88.00%          5.00%          7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                             95.07%
                30 to 59 days                                                                                        1.59%
                60 to 89 days                                                                                        1.09%
                90 or more days                                                                                      2.25%
                                                                                                      -------------------
                                            Total Receivables                                                      100.00%

(vii)   Investor Default Amount                        3,977,757.30     226,004.80     316,416.65             4,520,178.75

(viii)  Investor Charge-Offs                                   0.00           0.00           0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00           0.00

(x)     Servicing Fee                                    583,333.33      33,143.33      46,402.12               662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              12.29%

(xii)   Reallocated Monthly Principal                                         0.00           0.00                     0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 700,000,000.00  39,772,000.00  55,682,545.45           795,454,545.45

(xiv)   LIBOR                                                                                                     5.40859%

(xv)    Principal Funding Account Balance                                                                             0.00

(xvi)   Accumulation Shortfall                                                                                        0.00

(xvii)  Principal Funding Investment Proceeds                                                                         0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                        ===================

(xix)   Available Funds                               10,565,069.15     600,277.04     840,414.20            12,005,760.39

(xx)    Certificate Rate                                   5.55000%       5.71000%       5.80859%

-----------------------------------------------------------------------------------------------------------------------------------

                                                Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                         Series 1996-2
                                                                                                        Distribution Date: 11/16/98

Section 5.2 - Supplement                                        Class A         Class B       Collateral                     Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                0.00            0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                         2,740,833.33      160,416.67      239,500.72            3,140,750.72
        Deficiency Amounts                                           0.00            0.00                                    0.00
        Additional Interest                                          0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                                  0.00                    0.00

(iii)   Collections of Principal Receivables                63,169,965.84    3,589,202.60    5,024,883.65           71,784,052.09

(iv)    Collections of Finance Charge Receivables            8,759,459.09      497,696.54      696,775.15            9,953,930.78

(v)     Aggregate Amount of Principal Receivables                                                               16,078,898,279.97

                                         Investor Interest 550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00
                                         Adjusted Interest 550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00

                                              Series
        Floating Investor Percentage                3.89%          88.00%           5.00%           7.00%                 100.00%
        Fixed Investor Percentage                   3.89%          88.00%           5.00%           7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                   95.07%
                 30 to 59 days                                                                                              1.59%
                 60 to 89 days                                                                                              1.09%
                 90 or more days                                                                                            2.25%
                                                                                                              ------------------
                                             Total Receivables                                                            100.00%

(vii)   Investor Default Amount                              3,125,380.74      177,578.45      248,609.83            3,551,569.02

(viii)  Investor Charge-Offs                                         0.00            0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)     Servicing Fee                                          458,333.33       26,041.67       36,458.33              520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     12.29%

(xii)   Reallocated Monthly Principal                                                0.00            0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00          625,000,000.00

(xiv)   LIBOR                                                                                                            5.40859%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvi)   Accumulation Shortfall                                                                                               0.00

(xvii)  Principal Funding Investment Proceeds                                                                                0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                ==================

(xix)   Available Funds                                      8,301,125.76      471,654.87      660,316.82            9,433,097.45

(xx)    Certificate Rate                                         5.98000%        6.16000%        6.15859%

------------------------------------------------------------------------------------------------------------------------------------

                                                 Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                          Series 1996-3
                                                                                                        Distribution Date: 11/16/98

Section 5.2 - Supplement                                         Class A         Class B       Collateral               Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                  0.00            0.00           0.00                     0.00

(ii)    Monthly Interest Distributed                           2,434,132.89      141,813.47     179,406.25             2,755,352.60
        Deficiency Amounts                                             0.00            0.00                                    0.00
        Additional Interest                                            0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                                   0.00                     0.00

(iii)   Collections of Principal Receivables                  47,318,094.61    2,688,513.75   3,764,061.76            53,770,670.12

(iv)    Collections of Finance Charge Receivables              6,561,360.43      372,802.58     521,943.37             7,456,106.38

(v)     Aggregate Amount of Principal Receivables                                                                 16,078,898,279.97

                                           Investor Interest 411,983,000.00   23,408,000.00  32,772,440.86           468,163,440.86
                                           Adjusted Interest 411,983,000.00   23,408,000.00  32,772,440.86           468,163,440.86

                                                   Series
        Floating Investor Percentage                   2.91%         88.00%           5.00%          7.00%                  100.00%
        Fixed Investor Percentage                      2.91%         88.00%           5.00%          7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.07%
                30 to 59 days                                                                                                 1.59%
                60 to 89 days                                                                                                 1.09%
                90 or more days                                                                                               2.25%
                                                                                                               -------------------
                                                    Total Receivables                                                       100.00%

(vii)   Investor Default Amount                                2,341,097.69      133,016.20     186,229.74             2,660,343.64

(viii)  Investor Charge-Offs                                           0.00            0.00           0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00           0.00

(x)     Servicing Fee                                            343,319.17       19,506.67      27,310.37               390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.29%

(xii)   Reallocated Monthly Principal                                                  0.00           0.00                     0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         411,983,000.00   23,408,000.00  32,772,440.86           468,163,440.86

(xiv)   LIBOR                                                                                                              5.40859%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                 ===================

(xix)   Available Funds                                        6,218,041.26      353,295.91     494,633.01             7,065,970.18

(xx)    Certificate Rate                                           7.09000%        7.27000%       6.15859%

----------------------------------------------------------------------------------------------------------------------------------